POWER OF ATTORNEY

	KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an Officer of Cigna Corporation, a Delaware corporation ("Cigna"), hereby makes, designates, constitutes and appoints NICOLE S. JONES, JULIA BRNCIC, AMY COOK, PRISCILLA DUNCAN, JILL STADELMAN, and MARGUERITE GEIGER each acting individually, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in the undersigned's capacity as a director of Cigna for and in the name, place and stead of the undersigned to execute and deliver:

(A)		in connection with the filing with the Securities and Exchange Commission pursuant to
the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of
1934, Forms 144 in accordance with Rule 144 promulgated under the Securities Act of 1933 and any and all other documents related thereto (including, but not limited to,
Seller's Representation Letters) and to take further action as they, or any of them, deem appropriate in connection with the foregoing.

	Such attorneys-in-fact and agents, or any of them, are also hereby granted full power
and authority, on behalf of and in the name, place and stead of the undersigned, to execute and
deliver any and all such other documents, and to take further action as they, or any of them,
deem appropriate in connection with the foregoing.  The powers and authorities granted herein to
such attorneys-in-fact and agents, and each of them, also include the full right, power and
authority to effect necessary or appropriate substitutions or revocations.

	The undersigned hereby ratifies, confirms, and adopts, as his or her own act and deed,
all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their
respective substitutes, pursuant to the powers and authorities herein granted.
This Power of
Attorney with respect to Forms 3, 4, 5 and 144 shall remain in full force and effect until:, the
undersigned no longer has responsibilities relating to Section 16 of the
Securities Exchange Act
of 1934 or Rule 144 promulgated under the Securities Act of 1933 with respect to the
undersigned's beneficial ownership of securities of Cigna, unless earlier revoked by the
undersigned in a signed writing to each such attorney in fact.

	IN WITNESS WHEREOF, the undersigned has executed this document as of the 14th day of September, 2020.



 /s/ Noelle Eder
Signature


Noelle Eder
Print Name